UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2024 (November 16, 2023)

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40700	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by the Company to amend the Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2023, in connection with the Company and one of its subsidiaries, BioLite, Inc. (“BioLite”) each entering into a multi-year, global licensing agreement with AiBtl BioPharma Inc. (“AIBL”), pursuant to which the Company acquired a controlling interest over AIBL (the “Acquisition”).

The Company is filing this Amendment solely to provide (i) the historical audited financial statements of AIBL for the period from January 10, 2023 (inception) until September 30, 2023, referred to in Item 9.01(a) below and (ii) the unaudited pro forma condensed combined financial statements as of and for the nine-month period ended September 30, 2023, referred to in Item 9.01(b) below.

Item 9.01 Financial Statement and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of AIBL for the period from January 10, 2023 until September 30, 2023 are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company and AIBL as of September 30, 2023, the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023, and the notes related thereto, reflecting the transaction (“Transaction”), are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of WWC, P.C.
99.1	Audited financial statements of AIBL for the period from January 10, 2023 until September 30, 2023.
99.2	Unaudited pro forma condensed combined statement of operations of the Company and AIBL as of and for the nine months ended September 30, 2023.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

January 25, 2024	By:	/s/ Uttam Patil
Uttam Patil
Chief Executive Officer

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